UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________

     CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):
April 4, 2008

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BEA Systems, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-22369	77-0394711
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2315 North First Street San Jose, California (Address of Principal Executive Offices)	95131 (Zip Code)

Registrant’s telephone number, including area code: (408) 570-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 Other Events.

     At a special meeting of stockholders held on April 4, 2008, the stockholders of BEA Systems, Inc., a Delaware corporation (“BEA”), adopted the Agreement and Plan of Merger, dated January 16, 2008, among BEA, Oracle Corporation (“Oracle”) and Bronco Acquisition Corporation, pursuant to which BEA will become a wholly-owned subsidiary of Oracle. The transaction still requires regulatory clearance from the European Commission and is subject to other closing conditions. BEA and Oracle anticipate that the merger will close soon after receiving clearance from the European Commission. Unless the European Commission decides that an additional review period is necessary, BEA and Oracle currently expect to receive clearance of the transaction at the completion of the European Commission’s Phase I review period which ends on April 30, 2008.

     A copy of the press release issued by BEA regarding the stockholder vote is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

Exhibit Number	Exhibit Title
99.1	Press release dated April 4, 2008.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEA SYSTEMS, INC.

Date: April 4, 2008	By: /s/ Mark P. Dentinger
Mark P. Dentinger
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Press release dated April 4, 2008.